Exhibit 99.2 INVESTOR PRESENTATION NOVEMBER 2021 STRICTLY PRIVATE AND CONFIDENTIAL

Disclaimer and Risk Factors General. This presentation (this “Presentation”) does not constitute an offer or invitation or recommendation for the sale or purchase of securities and has been prepared solely for informational purposes. This Presentation is in no way meant to solicit any action from any particular investor or institution and does not consider the specific investment objectives, financial situation, or needs of a specific recipient. Further, such material may be insufficient to form the basis of an investment decision and does not constitute nor should it be construed as research, investment advice, or an invitation to conduct any investment business. The information contained in this Presentation has been prepared to assist interested parties in making their own evaluation with respect to (i) the proposed transaction (the “Transaction”) between Digital World Acquisition Corp. (the “Company” or “DWAC”) and Trump Media & Technology Group Corp. (“TMTG”) and (ii) DWAC’s proposed private offering of public equity (the “PIPE Offering”), and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of DWAC, TMTG, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. While DWAC, TMTG, and their respective affiliates have provided the information contained herein in good faith and with reasonable care, such information does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of TMTG, the Transaction or the PIPE Offering, and each reader and each prospective investor is encouraged to obtain separate and independent verification of the information, opinions, and financial projections contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation or any of the information contained herein. The information does not necessarily reflect, and should not be construed as, the opinion or belief of DWAC, TMTG, and their respective affiliates. Confidentiality. The purpose of this Presentation is to provide information to assist in obtaining a general understanding of DWAC, TMTG, the Transaction and the PIPE Offering. This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein or sent herewith or made available in connection with further inquiries and that no portion of this Presentation may be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of DWAC and TMTG and that the information contained herein is subject to the terms of any confidentiality agreement entered into with DWAC and TMTG. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of DWAC and TMTG is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, and (ii) to use this Presentation for the sole purpose of evaluating the Transaction and the PIPE Offering. Forward-Looking Information. This Presentation contains, and our responses to various questions may include, certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, future financial condition and performance and business strategy of TMTG, market size estimates, and expected financial impacts of the Transaction (including future revenue and pro forma enterprise value), the PIPE Offering, the platform and markets and expected future growth and market opportunities of TMTG. All statements contained in this Presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “continue” or “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events and financial trends that are based on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements, including market size estimates, among others, are subject to a number of risks uncertainties and assumptions. Given the very competitive and rapidly changing environment of the industry, new risks emerge from time to time and it is not possible to predict all risks, nor assess the impact of all factors on the business of DWAC or TMTG or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of DWAC’s securities, (ii) the risk that the Transaction may not be completed by DWAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DWAC, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the business combination agreement by the stockholders of DWAC and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Transaction, (v) the risk that the PIPE Offering is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the Transaction on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Transaction disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the business combination agreement or the Transaction, (xi) the timing of the roll-out of TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xii) changes in domestic and global general economic conditions; (xiii) risk that TMTG may not be able to execute its growth strategies, (xiv) risks related to the ongoing COVID-19 pandemic and response, (xv) risk that TMTG may not be able to develop and maintain effective internal controls, (xvi) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xvii) and those factors discussed in DWAC’s filings with the Securities and Exchange Commission (the SEC ) and that that will be contained in the DWAC's registration statement relating to the Transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by DWAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially and adversely from those contained in the forward-looking statements. TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 2 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Disclaimer and Risk Factors Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TMTG and DWAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither TMTG nor DWAC gives any assurance that either TMTG or DWAC, or the combined company, will achieve its expectations and cannot guarantee future results, levels of activity, performance, achievements, trends, or events and circumstances reflected in the forward-looking statements will occur. Neither TMTG nor DWAC give any assurance that any investment in the PIPE Offering will be successful. Investments in private placements are speculative and involve a high degree of risk, including liquidity and volatility risk, and should only be considered as long-term investments. Past performance is no guarantee of future results. Accordingly, an investor must be prepared to withstand the possibility of a total loss of its investment. Use of Projections. The financial projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond DWAC’s and TMTG’s control. While all financial projections, estimates and targets are necessarily speculative, DWAC and TMTG believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that DWAC and TMTG, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Industry And Market Data. This Presentation has been prepared by TMTG and includes market data and other statistical information from third-party sources. Although DWAC and TMTG believe these third-party sources are reliable as of their respective dates, none of DWAC, TMTG, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on TMTG’s good faith estimates, which are derived from both internal sources and the third-party sources described above. None of DWAC, TMTG, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. Additional Information and Where to Find It. This Presentation relates to the Transaction. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. DWAC intends to file a proxy statement with the SEC. The proxy statement will be sent to all DWAC stockholders. DWAC also will file other documents regarding the Transaction with the SEC. Before making any voting decision, DWAC’s investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by DWAC through the website maintained by the SEC at www.sec.gov. The documents filed by DWAC with the SEC also may be obtained free of charge upon written request to Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130. Participants in Solicitation. DWAC, TMTG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DWAC’s stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be contained in the proxy statement when available. You can find more information about DWAC’s directors and executive officers in DWAC’s final IPO prospectus filed with the SEC on September 8, 2021. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks and Intellectual Property. All trademarks, service marks, and trade names of TMTG or DWAC or their respective affiliates used herein are trademarks, service marks, or registered trade names of TMTG or DWAC, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with TMTG or DWAC, or an endorsement or sponsorship by or of TMTG or DWAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TMTG, DWAC or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 3 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Digital World Acquisition Corp. ▪ Chairman and CEO of Digital World Acquisition Corp. ▪ Director of Maquia Capital Acquisition Corp. ▪ CEO of Benessere Capital Acquisition Corp. ▪ CEO of Yunhong International ▪ Former CFO of Sucro Can Sourcing LLC ▪ Former Head of Structuring & Derivatives of BT Capital Markets, LLC ▪ Former Director of Emerging Markets Derivatives at Deutsche Bank Patrick Orlando Chairman and CEO ▪ Emerging Markets Derivatives at JP Morgan ▪ Degrees in Mechanical Engineering and Management Science from MIT TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 4 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Transaction Overview

Key Highlights

- Digital World Acquisition Corp. ("DWAC") intends to acquire Trump Media & Technology Group ("TMTG") at an initial purchase price of $875M in shares of DWAC[2] with a potential earnout of up to 40M shares
  - Earnout structure consists of 15M shares at $15.00, 15M shares at $20.00 and 10M shares at $30.00
- DWAC intends to raise approximately $1B in a PIPE at the closing of the transaction
- Cash in Trust assumes no redemptions by DWAC public stockholders
- Expected transaction close is Q1 2022

Pro Forma Ownership

	Shares (in Millions based on $10/share)		Shares (in Millions assuming full earnout)	
DWAC Public Stockholders	28.8	12.8%	28.8	14.9%
DWAC Sponsor	8.3	3.7%	8.3	4.3%
TMTG Stockholders	87.5	38.9%	127.5	65.9%
Underwriter Shares	0.1	0.1%	0.1	0.1%
PIPE Investors	100.0	44.5%	13.7[1]	7.1%[1]
Public Warrants	0.0	0.0%	14.4	7.4%
Sponsor Private Placement Warrants	0.0	0.0%	0.6	0.3%
Total Shares	**224.7**	**100.0%**	**193.4**	**100.0%**

	Dollars (in Millions based on $10/share)	Dollars (in Millions assuming full earnout)
Sources:		
DWAC Cash In Trust	$293.3	$293.3
DWAC Sponsor	83.2	83.2
TMTG Equity Earnout Structure	0.0	2,910.4[1]
TMTG Fixed Equity Purchase Price	875.0	875.0
PIPE Proceeds	1,000.0	1,000.0[1]
Total	**$2,251.5**	**$5,161.9**
Uses:		
TMTG Rollover Equity	$875.0	$3,785.4[1]
Cash to Balance Sheet[3]	1,254.4	1,254.4
DWAC Sponsor	83.2	83.2
Fees & Expenses	38.8	38.8
Total	**$2,251.5**	**$5,156.9**
Valuation Summary		
Common Equity	$2,247.1	$12,984.6[1]
Warrants	0.0	553.4[1]
Total Equity Value	**$2,247.1**	**$13,538.1**
Net Cash	1,254.4	1,254.4
Enterprise Value	**$992.7**	**$12,283.6**

(1) Assumes current DWAC price of Class A common stock of $72.76 and current DWACW price of $37.04 as of 10/28/21 market close and price level is met for 20 of 30 trading days
(2) With each share valued at the price at which DWAC redeems its public stockholders
(3) Excludes current TMTG cash on balance sheet

EFHutton

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 5

Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

A Mission Driven Organization TMTG will fight for the First Amendment protections and freedoms of all Americans, protect democracy, and defend capitalism Our Vision TMTG aspires to create a media powerhouse to rival the liberal media consortium and fight back against the “Big Tech” companies of Silicon Valley, who have used their unilateral power to silence opposing voices in America. In January 2021, “Big Tech” (Facebook, Twitter, and others) began to silence President Donald J. Trump and many other conservative voices. This is unacceptable. If Big Tech can censor the President of the United States, then they can censor anyone. To counter this liberal bias and dangerous exercise of tech monopoly censorship, Donald J. Trump and TMTG intend to create a media and technology company rooted in social media, digital streaming, information technology infrastructure, and more. In the year 2021, the media pendulum has swung dangerously far to the left. TMTG intends to even the playing field. TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 6 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Tech Monopoly Censorship Threatens Free Speech What Happened to Freedom of Speech? ...Liberal tech media outlets flex unilateral power to silence opposing voices U.S. President Taliban Account TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 7 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Market Opportunity To Disrupt Big Tech What if digital media wasn’t the FAANG monopoly? TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 8 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

CORPORATE OVERVIEW TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 9 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Trump Media & Technology Group At-a-Glance $?B $?B 15M 10M Potential Monetizable Long-Term Revenue Potential Subscribers Long-Term Revenue Users Opportunity Opportunity VS VS 1.93B 211M 214M 116M 32M 1 Daily Active Users Average monetizable daily Paid Streaming Paid Streaming US Monthly 1 1 1 2 active usage Members Members Listeners Source: SEC filings https://www.sec.gov/; (1) Figures as of Q3 2021 (2) Figures as of Q2 2021 TMTG figures based on management assumptions/projections through 2025 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 10 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Investment Highlights Social media secular shift TMTG is poised to take advantage of an early-stage secular shift in social media Resilient ecosystem We’re engineering a resilient ecosystem with multiple redundancies supported by cloud-based architecture and a hyper-converged infrastructure Galvanized media universe We intend to capitalize on the massive global market opportunity for a diverging social media platform, one that can galvanize the conservative media universe while providing an inclusive, “Big Tent” community environment for all Scalable Potential high growth, high margin, and high ROIC economic model can be scalable, and potential equity financing helps mitigate financial risk Ad-based recurring subscription revenue $ Potential to achieve up to 15M monetizable social users and 10M digital streaming subscribers, which could lead to over $1B in revenue Note: TMTG figures based on management assumptions/projections through 2025 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 11 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

The History of US Media – Political Segmentation

Newspapers, radio, and cable TV news have split along ideological lines

Will social media soon follow?

1790's-1850's
Newspaper

By **1796**, two main political parties dominated the American landscape – Federalist Party and Democratic-Republican Party. Both parties had a completely separate network of newspapers, which catered to the political leanings of each constituency

Starting with the **1849** California Gold Rush, the business model of new "Western" Newspapers was divided to such a degree that the new clients (i.e., Portland, Oregon) had a specific newspaper dedicated to differing political viewpoints

1980's
Radio

Starting in **1987** with President Reagan's removal of the Fairness Doctrine, radio stations became politically aligned

August 1988
Rush Limbaugh launched the modern birth of conservative talk radio

1990's
Cable Television

June 1980
CNN launched

July 1996
MSNBC launched

October 1996
Fox News launched as the first conservative cable news competitor

2021
Social Media

January 8, 2021
President Donald J. Trump was banned from Twitter

January 9, 2021
Parler, a conservative social media app, became the #1 most downloaded app before being removed from Apple and Google stores

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 12

Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

An Industry Ripe for Further Segmentation TMTG intends to be a fountainhead of support for American freedoms as the first major rival to “Big Tech” 250M 330M 50M 225M US Population US Population US Population US Population 1800’s 1980’s 1990’s 2021 Source: approximate figures according to US Census Bureau 2020 census TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 13 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Trump’s Historic Social Media Following 89M 146M Total Followers 33M 24M . Source: approximate figures as of January 2021 according to Facebook, Twitter and Instagram; total followers may be lower due to overlap across platforms and potential multiple accounts TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 14 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Inclusive “Big Tent” Approach Trump’s 214M Historic Following Netflix 1 Subscribers 89M 211M Twitter Followers Twitter 1 Average Monetizable Daily Active Usage 33M 32M Facebook iHeart Followers 2 Monthly US Listeners 24M ? Instagram TMTG Subscribers | Users | Listeners Subscribers | Users | Listeners Liberal | Independent | Conservative Source: SEC filings https://www.sec.gov/ and approximate social media figures as of January 2021 according to Facebook, Twitter and Instagram; total Trump followers may be lower due to overlap across platforms and potential multiple accounts (1) Figures as of Q3 2021 (2) Figures as of Q2 2021 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 15 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Sizing the Digital Audience Potentially hundreds of millions of users 155M Estimated U.S. Podcast Listeners 55% 214 204 51% Global Paid Subscribers % of Total Population Ages 12+ That (# in millions) 44% Listen To Podcasts 167 40% 36% 139 33% 30% 111 27% 89 71 54 41 1 2013 2014 2015 2016 2017 2018 2019 2020 2021 2013 2014 2015 2016 2017 2018 2019 2020 Monetizable Daily Active Usage 211 (# in millions) 116 192 Global Paid Subscribers 104 95 (# in millions) 152 74 126 115 58 34 27 1 2017 2018 2019 2020 2021 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 Source: SEC filings https://www.sec.gov/ (1) Figures as of Q3 2021 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 16 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

A Massive Market Opportunity Building a “Non-Cancellable” Global Community TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 17 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Building A Balanced, Large-Scale Audience Can TMTG harvest a portion of “Big Tech’s” global audience? Global Ad Based Social Media News | Entertainment Sports | Comedy $4.8B 211M 3 Revenue Average Monetizable 1 Daily Active Usage $27.5B 214M 3 Paid Streaming Revenue 1 Memberships Market Opportunity Podcast Looking at only 3 companies (Twitter, Netflix, iHeart) Broadcasting $35.5B 457M Revenue Users Combined metrics $3.2B 32M 4 2 Revenue Monthly US Listeners Source: SEC filings https://www.sec.gov/; (1) Figures as of Q3 2021 (2) Figures as of Q2 2021 (3) LTM Revenue figures as of Q3 2021 (4) LTM Revenue Figures as of Q2 2021 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 18 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Key Advisors TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 19 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TECHNOLOGY TALENT & INFRASTRUCTURE TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 1 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Technology Team[1]

Leadership

Name	Role
Josh A.	CTO
Billy B.	CPO
Vlad N.	CIO
Ryan L.	CSO
Steve E.	VP Engineering

Backend and Structure

Name	Role
Tom M.	Devops
Ryan L.	Devops
Mortada A.	Devops/Backend
Brandon B.	Devops/Backend
Simo S.	Devops
Chris W.	Database
Alex K.	Devops/Backend
Bryan S.	Devops
Philip L.	Devops
Daniel M.	L & P Testing
Kyle F.	L & P Testing
Justus E.	Backend/Mod
Bret B.	Backend

Frontend

Name	Role
Alex G.	Front End
Alex K.	Front End
Adam D.	Front End
Neim E.	Front End

Mobile

Name	Role
Ben S.	Sr. Mobile Dev
BJ	Sr. Mobile Dev
Mark H.	Sr. Mobile Dev
Ray E.	Mobile

Product

Name	Role
Sandro M.	Sr. Prod Manager
Chris D.	Product Manager
Peter D.	Product Manager
Eddie L.	Product Manager

Prior Experience

gab
uspto
gsk
NBA
NFL
NASCAR
NHL
Encompass Health
Wake Forest University
Southern Company
Little Debbie Snacks
NETFLIX
STITCH FIX
proctorU
ViiV Healthcare
Landing
THERAPYBRANDS
DOCKYARD
rumble
BROWN-FORMAN
Compose
ADP
Walmart Labs
Shipt
AFV
NCR
CLOUDFLARE
stripe
IBM

(1) Personnel subject to change

EF Hutton
TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 21
Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Infrastructure

1 Users

A person, or organization, or system that has one or more roles that initiates or interacts with activities

- A sales representative who travels to visit customers
- Actors may be internal or external to an organization

2 Client

In web development, 'client side' refers to everything in a web application that is displayed or takes place on the client (end user) device

- Browser
- Mobile Application
- Smart Watch

3 DNS Server

The Domain Name System (DNS) is the phonebook of the internet. When users type domain names such as 'google.com' or 'nytimes.com' into web browsers, DNS is responsible for finding the correct IP address for those sites

- Cloudflare
- Tucows
- NS1
- Rightforge

4 CDN

A content delivery network (CDN) refers to a geographically distributed group of servers which work together to provide fast delivery of internet content

- Cloudflare
- Akamai
- Rightforge
- Lumen
- NS1
- AI.net

5 Load Balancer

Load balancing is defined as the methodical and efficient distribution of network or application traffic across multiple servers in a server farm

- Rumble Cloud
- NS1
- Rightforge
- AI.net

6 Application Servers

An application server is a type of server designed to install, operate, and host applications that are associated with services for end users

- Rumble Cloud
- NS1
- Rightforge
- AI.net

7 Database Servers

The term database server may refer to both hardware and software used to run a database.

- Percona
- Redis
- Rumble Cloud
- NS1
- Rightforge
- AI.net

8 Other

- Mail Servers
- Queuing Servers
- SMS Servers

EFHutton

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 22

Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Infrastructure . TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 23 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 5 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 6 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TRUTH Social Mission TRUTH Social is America’s “Big Tent” social media platform that will encourage an open, free, and honest global conversation without discriminating against political ideology Our Aspiration TRUTH Social is designed to provide a “Big Tent” alternative to existing social media platforms that are dominated by the big tech monopoly (Twitter and Facebook). While we expect that initial users will be catalyzed by the existing Trump universe, the future of the platform audience lies in being open and inviting to a wide range of ideologies. Content from news and politics to sports, comedy, and entertainment aims to unite independents, liberals, libertarians, and conservatives alike. TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 26 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TRUTH Social Infrastructure Threats Applications ▪ Undirected network attacks .▪ NGINX ▪ Targeted activist / political attacks▪ Minio ▪ Nation states▪ Vault ▪ Vendors▪ PostgreSQL ▪ Redis ▪ Backend v1 (Mastodon) Security ▪ Monitoring stack ▪ Technical • Prometheus • Administrative • Grafana • Infrastructure Perimeter • Loki • Audit and Compliance • Various metric exporters • Product Security ▪ OSSEC • Procedures ▪ Non-Technical • Personal • Facilities • Vendors • Law Enforcement/Government Action • Activism Campaigns TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 27 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TRUTH Social App Store . TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 28 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Burgeoning TRUTH Social Could Result In Meaningful Value Creation . 1 The Market values Twitter at nearly 6.6x enterprise value to sales A similar multiple would imply meaningful value creation for TRUTH Social $?B $? BILLION $41 Billion (1) Enterprise value to sales multiples are based on 2022E Revenue TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 29 . Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

On-Demand Programming TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 1 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

What is TMTG+? TMTG+ plans to be an on-demand streaming service that will provide news, “Big Tent” entertainment, exciting documentaries, sports programming, and more. The American public is seeking “non-woke” entertainment, and TMTG+ will provide content for all to enjoy VS VS VS TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 31 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TMTG+ Production Leadership Scott St. John As one of the key creative Executives leading the TMTG+ Programming efforts, Scott St. John will be focused on creating “Big Tent” entertainment in the form of unscripted TV series, documentaries, sports programming, and more. St. John is one of the most well respected and distinguished television producers in America. St. John has produced over 1,000 hours of Network and Cable shows. Many of his shows have reached tens of millions of Americans over the course of their airing. St. John is best known as the Executive Producer of NBC's mega-hit shows “Deal or No Deal” and “America's Got Talent.” Scott St. John is also regarded as one of the most prolific game show producers in TV history as he has produced Match Game (ABC), Card Sharks (ABC), and “1 vs. 100” (NBC). TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 32 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

History of President Trump’s Entertainment Success TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 33 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

FINANCIAL OUTLOOK TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 5 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

TMTG+ Potential Could TMTG+ reach 10M subscribers and contribute to a highly valuable enterprise? 1 1 1 1 $ $ $ ?M 11.73 4.16 214M 116M ? Netflix Disney+ TMTG+ Netflix Disney+ TMTG+ Total Subscribers Average Monthly Revenue Per User (# in millions) TMTG+ could deliver a price point closer to that of Netflix ($11.73/month) given President Trump’s highly enthused base Source: SEC filings https://www.sec.gov/ and management assumptions/projections (1) Figures as of Q3 2021 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 35 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Comparable Company Analysis 2022 EV / Revenue Mean: 8.1x Median: 6.6x 14.6x 10.1x 9.3x 6.6x 6.1x 5.2x 4.7x $855B $84B $41B $316B $54B $39B $28B Enterprise Value Enterprise Value Enterprise Value Enterprise Value Enterprise Value Enterprise Value Enterprise Value Social Media Subscription Services Note: Enterprise Value as of 11/1/2021 TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 36 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Financial Projection Assumptions

TRUTH SOCIAL

Monetizable Users[5]

1. Total Users projected to reach 81M by 2026 based on results of 2021 Politico poll[1] of registered voters
2. Monetizable users projected to grow to 26% by 2026, equating to approximately 50% of Twitter's current monetizable daily usage[2]

Average Revenue Per Monetizable User

1. Average revenue per user projected to grow to $13.50 in 2026
2. ARPU of $13.50 in 2026 represents a 43% discount to Twitter's current ARPU of $23.76[3]

TMTG+

Total Subscribers

1. Total Subscribers projected to reach 40M by 2026
2. Total projected subscribers by 2026 represents less than 20% of the Netflix current subscriber base[4]

Average Monthly Fee Per User

1. Average monthly fee per user expected to reach $9.00 by 2026
2. Average monthly fee by 2026 represents a 23% discount to the current Netflix monthly subscriber fee[4]

(1) https://morningconsult.com/2021/10/27/trump-truth-social-gop-poll/ (2) https://backlinko.com/twitter-users#twitter-users
(3) Based on 9/30 2021 LTM revenue and average monetizable daily usage (4) NFLX Q3 2021 10-Q Filing
(5) Defined as accounts who log in to the platform on any given day to whom the platform is able to show ads

EF Hutton

TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 37

Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.

Revenue Projections Pro Forma Revenue Projections ($ in millions) $3,665.3 TMTG+ $1,843.3 TRUTH Social $835.0 $114.1 $1.0 2022E 2023E 2024E 2025E 2026E Total Users 16M 41M 56M 69M 81M % Monetizable 5% 25% 26% 26% 26% Monetizable Users 0.8M 10.3M 14.6M 17.9M 21.1M ARPU $5.90 $8.90 $12.90 $13.00 $13.50 0M 4M 11M 23M 40M Total Subscribers Avg. Monthly Fee Per $0.00 $5.56 $7.50 $8.00 $9.00 User Note: Financial Projections based on management assumptions and estimates TRUMP MEDIA & TECHNOLOGY GROUP | INVESTOR PRESENTATION | 38 Property of Trump Media & Technology Group Corp. | Strictly Private and Confidential. Not to be distributed to others without express prior consent.